Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of DQE, Inc., which company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint Morgan K. O’Brien and Stevan R. Schott, and each of them severally, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to Morgan K. O’Brien and Stevan R. Schott, and each of them severally, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that Morgan K. O’Brien and Stevan R. Schott, and each of them severally, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of February 27, 2003.

/s/ Daniel Berg
Daniel Berg

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of DQE, Inc., which company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint Morgan K. O’Brien and Stevan R. Schott, and each of them severally, her true and lawful attorney, for her and in her name, place and stead, and in her office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to Morgan K. O’Brien and Stevan R. Schott, and each of them severally, full power and authority to do and perform each and every act as fully, to all intents and purposes, as she might or could do if personally present, hereby ratifying and confirming in all respects all that Morgan K. O’Brien and Stevan R. Schott, and each of them severally, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set her hand and seal as of February 24, 2003.

/s/ Doreen E. Boyce
Doreen E. Boyce

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of DQE, Inc., which company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint Morgan K. O’Brien and Stevan R. Schott, and each of them severally, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to Morgan K. O’Brien and Stevan R. Schott, and each of them severally, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that Morgan K. O’Brien and Stevan R. Schott, and each of them severally, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of February 26, 2003.

/s/ Robert P. Bozzone
Robert P. Bozzone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of DQE, Inc., which company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint Morgan K. O’Brien and Stevan R. Schott, and each of them severally, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to Morgan K. O’Brien and Stevan R. Schott, and each of them severally, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that Morgan K. O’Brien and Stevan R. Schott, and each of them severally, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of March 6, 2003.

/s/ Charles C. Cohen
Charles C. Cohen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of DQE, Inc., which company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint Morgan K. O’Brien and Stevan R. Schott, and each of them severally, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to Morgan K. O’Brien and Stevan R. Schott, and each of them severally, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that Morgan K. O’Brien and Stevan R. Schott, and each of them severally, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of February 22, 2003.

/s/ Sigo Falk
Sigo Falk

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of DQE, Inc., which company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint Morgan K. O’Brien and Stevan R. Schott, and each of them severally, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to Morgan K. O’Brien and Stevan R. Schott, and each of them severally, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that Morgan K. O’Brien and Stevan R. Schott, and each of them severally, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of February 24, 2003.

/s/ David M. Kelly
David M. Kelly

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of DQE, Inc., which company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint Morgan K. O’Brien and Stevan R. Schott, and each of them severally, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to Morgan K. O’Brien and Stevan R. Schott, and each of them severally, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that Morgan K. O’Brien and Stevan R. Schott, and each of them severally, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of February 27, 2003.

/s/ Steven S. Rogers
Steven S. Rogers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of DQE, Inc., which company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint Morgan K. O’Brien and Stevan R. Schott, and each of them severally, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to Morgan K. O’Brien and Stevan R. Schott, and each of them severally, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that Morgan K. O’Brien and Stevan R. Schott, and each of them severally, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of February 21, 2003.

/s/ Eric W. Springer
Eric W. Springer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of DQE, Inc., which company proposes to file with the Securities and Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 2002, pursuant to the provisions of the Securities Exchange Act of 1934, as amended, has made, constituted and appointed and by these presents does hereby make, constitute and appoint Morgan K. O’Brien and Stevan R. Schott, and each of them severally, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Form 10-K and any amendments thereto, and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to Morgan K. O’Brien and Stevan R. Schott, and each of them severally, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that Morgan K. O’Brien and Stevan R. Schott, and each of them severally, may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has set his hand and seal as of February 26, 2003.

/s/ John D. Turner
John D. Turner